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                               FPA FUNDS TRUST'S
                               FPA CRESCENT FUND
      SUPPLEMENT DATED FEBRUARY 6, 2004 TO PROSPECTUS DATED AUGUST 1, 2003

THE SECTION "REDEMPTION FEE" IS REVISED AS FOLLOWS:

The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The Fund does, however, retain the ability to restrict additional purchases or exchanges of shares in any account if it believes activity is indicative of a market timing strategy. The 2% is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund.

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